CONFIDENTIAL

Exhibit 10.20

AMENDMENT #1 TO

REVENUE SHARE AGREEMENT

This Amendment #1 (this “Amendment #1”) is entered into by and between Google LLC (“Google”) and Marin Software Incorporated (“Marin”), and amends that certain Revenue Share Agreement, by and between Google and Marin, effective as of October 1, 2018 (the “Agreement”). This Amendment #1 is effective from the date last signed in the signature block below (the “Amendment #1 Effective Date”).

In consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment #1 will have the meanings given to such terms in the Agreement.

2.Termination by Google. Subsection 10.3.10 of the Agreement is hereby amended to delete such subsection in its entirety and replace it with the following: “Intentionally Omitted.”

3. General. Except as modified by the provisions of this Amendment #1, all of the terms and conditions of the Agreement (including Subsections 10.3.1 to 10.3.9) will remain in full force and effect.  No agreement hereafter made will change, modify, or discharge this Amendment #1, in whole or in part, unless such agreement is in writing and signed by or on behalf of all parties hereto.  This Amendment #1 may be executed in counterparts, each of which will be deemed an original and all of which will constitute one and the same instrument.  If the Agreement and this Amendment #1 conflict, this Amendment #1 governs to the extent of the conflict.  The Agreement’s governing law and dispute resolution provisions will also apply to this Amendment #1.

[Signature page follows]

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CONFIDENTIAL

Signed by the parties’ duly authorized representatives on the dates below.

MARIN SOFTWARE INCORPORATED	GOOGLE LLC
By: /Mike Coleman/	By: /Philipp Schindler/
Name: Mike Coleman	Name: Philipp Schindler
Title: General Counsel	Title: Authorized Signatory
Date: March 16, 2020	Date: March 17, 2020

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